UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CEMTREX INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CEMTREX, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Monday, March 7, 2016

To the Shareholders of CEMTREX, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of CEMTREX, INC., a Delaware corporation (the “Company”), will be held at The Holiday Inn, at 215 Sunnyside Blvd, Plainview, NY 11803, on Monday, March 7, 2016 at 9:30 a.m., or at any adjournment thereof, for the following purposes:

1.	To elect Five Directors to the Board of Directors;
2.	To ratify the selection of Bharat Parikh & Associates as the Company’s independent registered public accounting firm; and
3.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

Only shareholders of record on the books of the Company at the close of business on January 27, 2016 will be entitled to vote at the Annual Meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

By Order of the Board of Directors,

Renato Dela Rama
Secretary, Cemtrex, Inc.

Important Notice Regarding Internet Availability of Proxy Materials

for the Annual Meeting to Be Held on Monday, March 7, 2016:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are available at http://www.cstproxy.com/cemtrex/2015.

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CEMTREX INC.

19 Engineers Lane

Farmingdale, New York 11735

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

Monday, March 7, 2016

The Annual Meeting of Shareholders (the “Annual Meeting”) of CEMTREX INC. (the “Company”) will be held on Monday, March 7, 2016, at The Holiday Inn, at 215 Sunnyside Blvd, Plainview, NY 11803, at 9:30 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company (“Board of Directors” or “Board”) for use at the Annual Meeting to be held on Monday, March 7, 2016, and at any adjournments of such Meeting. The approximate date on which this Proxy Statement and the enclosed Proxy are being first mailed to shareholders is February 7, 2016.

If a Proxy in the accompanying form is duly executed and returned, the shares represented by such Proxy will be voted as specified. In the absence of such directions, the Proxy will be voted in accordance with the recommendations of management. Any person executing a Proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Voting Rights

On January 27, 2016 (the “Record Date”), the Company had outstanding 8,088,961 shares of its common stock, $0.001 par value per share (the “Common Stock”). Shareholders are entitled to one vote for each share registered in their names at the close of business on the Record Date. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of Directors. On all other matters which may come before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting is required, including the approval (on an advisory basis) of the compensation of the Company’s Named Executive Officers. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a Proxy (“broker non-votes”), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the (i) ratification of the selection of Bharat Parikh & Associates (“Bharat Parikh”) as the Company’s independent registered public accounting firm. Unless contrary instructions are given, all Proxies received pursuant to this solicitation will be voted in favor of the (i) election of the nominees named in Proposal One, (ii) ratification of the selection of Bharat Parikh.

Under the Delaware Business Corporation Law, shareholders are not entitled to dissenters’ rights with respect to the proposals set forth in this Proxy Statement.

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SECURITY OWNERSHIP

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of January, 27, 2016 by:

all persons who are beneficial owners of five percent (5%) or more of our common stock;

each of our directors;

each of our executive officers; and

all current directors and executive officers as a group.

Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them.

As of January 27, 2016, 8,088,961 shares of common stock are issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of January 27, 2016 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

					Percentage of
Title of Class	Name and Address of Holder	Title	Amount Owned		Issued Stock (1)

Common Stock	Aron Govil	Executive Director,	3,405,000	(2), (3)	42%
	19 Engineers Lane	Chairman of the Board (until June 2014)
	Farmingdale, NY 11735

Preferred Stock	Aron Govil	Executive Director,	1,000,000	(2)
	19 Engineers lane	Chairman of the Board (until June 2014)
	Farmingdale, NY 11735

Common Stock	Saagar Govil	Chairman (as of June 2014),	1,333,334		16%
	19 Engineers lane	Chief Executive Officer,
	Farmingdale, NY 11735	and President

Common Stock	Renato Dela Rama	Vice President of Finance, Secretary	66,667		1%
	19 Engineers lane
	Farmingdale, NY 11735

		All directors and executive officers
		as a group (4 persons)	4,805,001		59%

(1)	Except as otherwise noted herein, the percentage is determined on the basis of 8,088,961 shares of our common stock outstanding plus securities deemed outstanding pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3, a person is deemed to be a beneficial owner of any security owned by certain family members and any security of which that person has the right to acquire beneficial ownership within 60 days, including, without limitation, shares of our common stock subject to currently exercisable options.

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(2)	The Series A Preferred Stock issued by the Company to Aron Govil the Company's former Chairman, CEO, President, and Treasurer in conjunction with the settlement of the debenture issued as consideration for the purchase of Griffin Filters, Inc. Pursuant to the Certificate of Designation of the Preferred Stock, each issued and outstanding Preferred Stock shall be entitled to the number of votes equal to the result of: (i) the number of shares of Common Stock issued and outstanding at the time of such vote multiplied by 1.01; divided by (ii) the total number of Preferred Stock issued and outstanding at the time of such vote, at each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration, including the election of directors. The shares of Series A Preferred Stock represent 100% of the total Series A Preferred Stock issued and outstanding.

(3)	Includes the shares owned by Ducon Technologies Inc., which is owned by Aron Govil the Chairman of the Company.

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***

PROPOSAL ONE

ELECTION OF DIRECTORS

Five Directors are to be elected at the Annual Meeting. The term of each Director expires at the Annual Meeting, with Saagar Govil, Aron Govil, Raju Panjwani, Sunny Patel, and Shamik Shah standing for reelection for a term of one year. The following table contains information regarding all Directors and executive officers of the Company:

Name and Address	Age	Positions and Offices

Saagar Govil	29	Chairman of the Board of Directors,President,
19 Engineers Lane		Chief Executive Officer, & Director
Farmingdale, New York 11735

Aron Govil	56	Executive Director
19 Engineers Lane
Farmingdale, New York 11735

Renato Dela Rama	67	Vice President of Finance
19 Engineers Lane
Farmingdale, New York 11735

Raju Panjwani	58	Director
19 Engineers Lane
Farmingdale, New York 11735

Sunny Patel	29	Director
19 Engineers Lane
Farmingdale, New York 11735

Shamik Shah	30	Director
19 Engineers Lane
Farmingdale, New York 11735

Principal Occupations and Business Experience of Directors and Executive Officers

The following is a brief account of the business experience of the Company’s Directors:

Saagar Govil is the Company's Chairman, since June 2014, and the Chief Executive Officer, and President since Dec. 2011. He has been working at Cemtrex since 2008, initially as a field engineer, subsequently moving into sales and management roles as Vice President of Operations. Saagar was recently recognized as a Forbes' 30 Under 30 in 2016, Business Insiders #17 on Top 100 of Silicon Alley in 2015, and Top 40 Under 40 by Stony Brook University in 2014. Saagar Govil has a B.E. in Materials Engineering from Stony Brook University, N.Y. Saagar Govil is the son of Arun Govil.

Renato Dela Rama has been our Chief Financial Officer since December 2004. Mr. Dela Rama also works as an accountant for Ducon Technologies Inc. since 2004. Prior to that, he worked in various accounting and financial management positions. Mr. Dela Rama holds a B.S. degree in accounting.

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Aron Govil, is the Executive Director and has been with the Company since December 2004. In June 2014 Mr. Govil resigned as Chairman of the Company to devote more time to ventures outside of Cemtrex, Inc.. Mr. Govil is also President (and owner) of Ducon Technologies Inc., a privately held company engaged in energy & environmental control systems business since 1996. Prior to 1996 Mr. Govil, Mr. Govil worked at various management and technical positions in the environmental industry. Mr. Govil holds a B.E. degree in Chemical Engineering and a M.B.A. in Finance. He is also a licensed Professional Engineer in New York State and New Jersey.

Raju Panjwani was appointed to the board on April 22, 2015. He is an accomplished executive with over 35 years of experience, including 20 years on Wall Street, and 20 years as an entrepreneur and business builder. Raju was a Managing Director with Morgan Stanley, where he spent 18 years in several senior roles in risk management, audit, strategy and being the Chief Operating Officer and Country Head for the Firm's India office. Since leaving Morgan Stanley in 2005, Raju has considerable experience in emerging Asian markets, with a reputation built on focused execution, high integrity and strong relationships. He has excellent connectivity in US and India with a proven track record in negotiating complex joint ventures, mergers & acquisitions, and capital raises, particularly within the technology sector. Raju is a CPA in New York State and spent several years with Price Waterhouse and other accounting firms prior to joining Morgan Stanley.

Sunny Patel was appointed to the board on April 22, 2015 and presently serves as a manager for Three Point Capital, a premier specialty finance company. He has vast experience in loan origination and creative financing vehicles for growth companies and project financing. Before joining Three Point in 2010, Sunny was an equity derivatives trader at Group 1 Trading for several years. Sunny is an activist investor who focuses on emerging growth companies with strong fundamentals. He is CFA Level 3 candidate and graduated Cum Laude from New York University's Stern School of Business.

Shamik Shah was appointed to the board on May 12, 2015 and is currently a Derivatives Trader with Chicago Trading Company (“CTC”), specializing in Natural Gas futures and options. He has vast experience in various trading strategies, energy markets, electronic trading, and market making. Prior to working with CTC, he worked for a fund of funds at Rothschild providing analytics, research, and due diligence in hedge funds across multiple strategies. He is an avid investor with keen insight into stocks, options, and commodities markets. Shamik studied Finance and International Business at New York University's Stern School of Business.

None of our directors or officers is a director in any other reporting companies. None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last five years. The Company is not aware of any proceedings to which any of the Company's officers or directors, or any associate of any such officer or director, is a party adverse to the Company or any of the Company's subsidiaries or has a material interest adverse to it or any of its subsidiaries.

Each director of the Company serves for a term of one year or until the successor is elected at the Company's annual shareholders' meeting and is qualified, subject to removal by the Company's shareholders. Each officer serves, at the pleasure of the board of directors, for a term of one year and until the successor is elected at the annual meeting of the board of directors and is qualified.

Meetings of the Board of Directors

During the fiscal year ended September 30, 2015 (“Fiscal 2015”), the Board of Directors held four meetings. No Director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors.

Committees of the Board

Our Board of Directors has two standing committees: the Compensation Committee and the Audit Committee.

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Compensation Committee

The Compensation Committee is responsible for reviewing and approving, where required, the compensation, as well as evaluating the performance, of our principal executive officer and other executive officers, and advising and assisting management in developing our overall compensation strategy to assure that it promotes shareholder interests, supports our strategic and tactical objectives, and provides for appropriate rewards and incentives for our management and employees. In exercising its responsibilities, the Compensation Committee establishes and monitors policies governing the compensation of executive officers, reviews the performance of and determines salaries and incentive compensation for executive officers, and makes option awards to those individuals. Additionally, the Compensation Committee administers our stock plans and reviews and approves the structure of our bonus plans.

Audit Committee

The Audit Committee, which has been established in accordance with requirements of Section 3(a)(58)(A) of the Exchange Act, is comprised of the following independent directors: Sunny Patel (chair), Raju Panjwani, and Shamik Shah. Mr. Patel and Mr. Panjwani were appointed to the committee when they joined the Board of Directors in April 2015. Mr. Shah was appointed to the committee when he joined the Board of Directors in May 2015. The Board of Directors has determined that each member of the Audit Committee: (i) is independent, (ii) meets the financial literacy requirements of the Nasdaq Rules, and (iii) meets the enhanced independence standards established by the SEC. In addition, the Board has determined that Mr. Patel qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act by the SEC.

The Audit Committee is primarily concerned with the integrity of our financial statements, the independence, qualifications and performance of our independent registered public accounting firm, and our compliance with legal requirements. The Audit Committee operates under a written charter approved by the Board of Directors and the Audit Committee that reflects standards and requirements adopted by the SEC and NASDAQ.

As indicated in its charter, the Audit Committee’s duties include selecting and engaging our independent registered public accounting firm; reviewing the scope of the audit to be conducted by our independent registered public accounting firm; overseeing our independent registered public accounting firm and reviewing the results of its audit; reviewing our financial reporting processes, including the accounting principles and practices followed and the financial information provided to shareholders and others; overseeing our internal control over financial reporting and disclosure controls and procedures; and serving as our legal compliance committee.

Nomination of Directors

The Company does not currently have a standing nominating committee or a formal nominating committee charter. Currently, the independent members of the Board, rather than a nominating committee, approve or recommend to the full Board those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it allows each independent board member input into the nomination process and does not unnecessarily restrict the input that might be provided from an independent director who could be excluded from a committee. Currently, five of the seven Directors are independent. Furthermore, the Board has adopted by resolution a director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of director nominees are selected. The director nomination policy is administered by the Board. Many of the benefits that would otherwise come from a written committee charter are provided by this policy.

In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the incumbent directors who continue to be qualified for Board service and are willing to continue as directors are re-nominated. If the Board thinks it is in the best interest of the Company to nominate a new individual for director in connection with an annual meeting of shareholders, or if a vacancy occurs between annual shareholder meetings, the Board will seek potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if deemed appropriate, a third-party search firm.

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Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its shareholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities.

The Board of Directors intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the director nomination policy at any time.

The Board will consider director candidates recommended by shareholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources, as described above. Recommendations must be in writing and mailed to CEMTREX INC., 19 Engineers Lane, Farmingdale, NY 11735, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the SEC if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

Director Compensation

We reimburse our directors for expenses incurred in connection with attending board meetings but we do not pay our directors fees or other cash compensation for services rendered as a director.

Insider Trading Policy

We recognize that the Company’s executive officers and directors may sell shares from time to time in the open market to realize value to meet financial needs and diversify their holdings, particularly in connection with exercises of stock options. All such transactions are required to comply with the Company’s insider trading policy.

Section 16 (a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act

Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC. Based solely on the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during Fiscal 2015.

Communications with Directors

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors, with the non-management Directors or with a specific Board member, by writing to the Board (or the non-management Directors or a specific Board member) and delivering the communication in person or mailing it to: Board of Directors, Privileged & Confidential, c/o Renato Dela Rama, Secretary, CEMTREX INC., 19 Engineers Lane, Farmingdale, New York 11735. Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter. From time to time, the Board of Directors may change the process by which shareholders may communicate with the Board of Directors or its members. Any changes in this process will be posted on the Company’s website or otherwise publicly disclosed.

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Corporate Governance

The Company has an ongoing commitment to good governance and business practices. In furtherance of this commitment, we regularly monitor, and are briefed by outside counsel on, developments in the area of corporate governance and securities law and review our policies and procedures in light of such developments. We comply with the rules and regulations promulgated by the SEC and implement other corporate governance practices we believe are in the best interests of the Company and the shareholders.

Board Leadership and Structure

Saagar Govil, our Chief Executive Officer, also serves as Chairman of the Board of Directors. The Board believes that the Company and its shareholders are best served by having the Chief Executive Officer also serve as Chairman of the Board. The Board also believes that this structure is appropriate in light of the size of our Company and corresponding size of our Board and the complexity of our business. We believe that Mr. Govil is best positioned to develop agendas that ensure that our Board’s time and attention are focused on the matters that are most critical to us.

Risk Oversight

The Board oversees Company functions in an effort to assure that Company assets are properly safeguarded, that appropriate financial and other controls are maintained, and that the Company’s business is conducted prudently and in compliance with applicable laws, regulations and ethical standards.

While the Board is responsible for risk oversight, Company management is responsible for managing risk. The Company has a robust internal process and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board monitors and evaluates the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

Board Attendance at Annual Meetings of Shareholders

The Company does not currently have a formal policy regarding Director attendance at the Annual Meeting of Shareholders. It is, however, expected that Directors will be in attendance, absent compelling circumstances.

Transactions with Related Persons

Ducon Technologies, Inc. is owned by Aron Govil, the former Chairman and currently a Director of the Company.

The Company has Notes payable to Ducon Technologies Inc., totaling $119,055 and $1,869,791 at September 30, 2015 and September 30, 2014, respectively. These notes are unsecured and carry 5% interest per annum.

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* * *

EXECUTIVE COMPENSATION

The compensation discussion addresses all compensation awarded to, earned by, or paid to the Cemtrex's named executive officers. As of January 27, 2016, one of our executive officers are currently earning compensation. Set forth below is the aggregate compensation for services rendered in all capacities to us during our fiscal years ended September 30, 2013, 2014 and 2015 by our executive officers. Except as indicated below, none of our executive officers were compensated in excess of $150.000.

					SECURITIES UNDERLYING
PRINCIPAL AND POSITION	YEAR	SALARY	BONUS	OTHER	OPTIONS/SARS

Saagar Govil	2013	$150,000	$-	$-	$-
Chairman (as of June 2014),	2014	$150,000	$-	$-	$-
Chief Executive Officer,	2015	$150,000	$-	$-	$-
and President

Renato Dela Rama	2013	$-	$-	$-	$-
Vice President of Finance	2014	$-	$-	$-	$-
	2015	$-	$-	$-	$-

OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

Options to purchase 100,000 shares at $1.80 per share were granted to three executives of ROB Cemtrex, GmbH. These options vest 25% (twenty-five percent) per year on the anniversary of the date of grant.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

None.

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* * *

PROPOSAL TWO

Independent Registered Public Accounting Firm

The Board of Directors has selected Bharat Parikh & Associates to serve as the Company's independent registered public accounting firm for the 2016 fiscal year. Bharat Parikh & Associates will audit the Company's consolidated financial statements for the 2016 fiscal year and perform other services. While shareholder ratification is not required by the Company's By-Laws or otherwise, the Board of Directors is submitting the selection of Bharat Parikh & Associates to the shareholders for ratification as part of good corporate governance practices. If the shareholders fail to ratify the selection, the Board of Directors may, but is not required to, reconsider whether to retain Bharat Parikh & Associates. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different accounting firm as the independent registered public accounting firm for the Company for the year ending September 30, 2016 at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

The favorable vote of the holders of a majority of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, will be required for such ratification.

The following table sets forth the aggregate fees billed to us for the years ended September 30, 2015 and September 30, 2014 by Bharat Parikh & Associates our independent auditor for the fiscal years ended September 30, 2015 and 2014:

	2014	2015
Audit Fees	$15,000	$20,000
Audit-Related Fees	6,750	8,340
Tax Fees	-	-
Other Fees	-	14,250
Totals	$34,750	$42,590

MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

The Company will pay the cost of soliciting Proxies in the accompanying form and as set forth below. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview without additional remuneration therefor.

SHAREHOLDER PROPOSALS

Shareholder proposals with respect to the Company’s next Annual Meeting of Shareholders must be received by the Company no later than February 7, 2016 to be considered for inclusion in the Company’s next Proxy Statement. Under SEC proxy rules, Proxies solicited by the Board of Directors for the 2015 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company’s Proxy Statement if the Company does not receive notice of such proposal on or before February 7, 2016, unless the 2015 Annual Meeting is not held within 30 days before or after the anniversary date of the 2014 Annual Meeting.

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A copy of the Company’s Annual Report to Shareholders for the fiscal year ended September 30, 2015 has been provided to all shareholders. Shareholders are referred to the Report for financial and other information about the Company, but such Report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

Dated: February 7, 2016	By order of the Board of Directors
Farmingdale, New York	Renato Dela Rama
Secretary

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PROXY							Please mark
		FOR all Nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all Nominees listed below	PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.			your votes like this	☒
1.	Election of Directors:					FOR	AGAINST	ABSTAIN
		☐	☐	2	Ratification of the selection of Bharat Parikh & Associates as independent registered public accounting firm.	☐	☐	☐
NOMINEES:
(01) Saagar Govil, (02) Aron Govil, (03) Raju Panjwani, (04) Sunny Patel, (05) Shamik Shah

(Instruction: To withhold authority to vote for one or more individual nominees write the nominee’s name(s) in the line provided below).

Please sign exactly as name appears hereon.

Signature	Signature	Date	, 2016.

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. Please note any change in your address alongside the address as it appears in the Proxy.

PLEASE MARK, SIGN, DATE AND RETURN

THE PROXY PROMPTLY IN THE ENVELOPE PROVIDED

PROXY

CEMTREX INC.

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Saagar Govil. and Renato Dela Rama, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $0.001 per share, held of record by the undersigned on January 27, 2016 at the Annual Meeting of Shareholders to be held on March 7, 2016 or any adjournment thereof (the “Meeting”) of CEMTREX INC. (the “Company”).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the election of all Directors and Proposal 2.

PLEASE MARK, SIGN, DATE AND RETURN

THE PROXY PROMPTLY IN THE ENVELOPE PROVIDED

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held March 7, 2016. This Proxy Statement and our 2015 Annual Report on Form 10-K are available at http://corporate.cemtrex.com/investor-relations/sec-filings